UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2018

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)
(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Shareholders.

On June 13, 2018, Target Corporation (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation (“Say on Pay”); and (4) vote on a shareholder proposal to adopt a policy for an independent chairman.

At the close of business on April 16, 2018, the record date of the Annual Meeting, the Company had 535,926,083 shares of common stock issued and outstanding. The holders of a total of 481,074,419 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal under the voting approval standard disclosed in the 2018 Proxy Statement (as indicated by the borders) are set forth below:

1.	The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	396,283,786	96.5	14,251,548	3.5	1,027,003	69,512,082
Douglas M. Baker, Jr.	403,498,905	98.3	6,821,789	1.7	1,241,643	69,512,082
Brian C. Cornell	391,866,186	96.3	14,863,924	3.7	4,832,227	69,512,082
Calvin Darden	400,195,427	97.6	9,949,682	2.4	1,417,228	69,512,082
Henrique De Castro	408,466,224	99.5	1,980,257	0.5	1,115,856	69,512,082
Robert L. Edwards	407,409,262	99.3	2,897,039	0.7	1,256,036	69,512,082
Melanie L. Healey	406,863,680	99.1	3,594,523	0.9	1,104,134	69,512,082
Donald R. Knauss	406,767,216	99.2	3,464,896	0.8	1,330,225	69,512,082
Monica C. Lozano	408,286,816	99.5	2,225,225	0.5	1,050,296	69,512,082
Mary E. Minnick	398,340,835	97.1	11,978,798	2.9	1,242,704	69,512,082
Kenneth L. Salazar	406,037,913	98.9	4,433,799	1.1	1,090,625	69,512,082
Dimitri L. Stockton	407,836,637	99.4	2,451,718	0.6	1,273,982	69,512,082

2.    The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018:

For:	Shares	462,073,181
	%	96.1
Against:	Shares	17,679,452
	%	3.7
Abstain:	Shares	1,321,786
	%	0.3

3.    The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	388,278,380
	%	94.9
Against:	Shares	20,896,915
	%	5.1
Abstain:	Shares	2,387,042
Broker Non-Votes:	Shares	69,512,082

4.    The shareholders did not approve a shareholder proposal to adopt a policy for an independent chairman:

For:	Shares	115,927,325
	%	28.2
Against:	Shares	292,360,739
	%	71.0
Abstain	Shares	3,274,273
	%	0.8
Broker Non-Votes:	Shares	69,512,082

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year under Rule 14a-8 under the Securities Exchange Act of 1934, the SEC uses a simple majority standard that compares votes cast “FOR” to votes cast “AGAINST” an item (which gives abstentions “No Effect”). Under that simple majority standard Item 4 received support of 28.4%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 14, 2018	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer